UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 7, 2007

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                          Change in Registrant’s Certifying Accountant.

On December 7, 2007, Xplore Technologies Corp. (the “Company”) notified Mintz & Partners LLP (“Mintz”), the Company’s independent registered public accounting firm, that the Company engaged a new independent registered public accounting firm and thereby was terminating its relationship with Mintz. The decision to change independent registered public accounting firms was approved by the Company’s Audit Committee and Board of Directors.

Mintz’s reports on the Company’s financial statements for the two fiscal years ended March 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended March 31, 2007 and 2006, and through December 7, 2007, there were no disagreements between the Company and Mintz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mintz, would have caused it to make reference to the subject matter of the disagreements in connection with their report on the Company’s financial statements for such years. There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s two most recent fiscal years ended March 31, 2007 and 2006, or the interim period through December 7, 2007.

The Company has provided Mintz with a copy of this disclosure and requested that Mintz furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K. Attached hereto as Exhibit 16.1 is a copy of Mintz’s letter to the SEC.

On December 7, 2007, the Company engaged PMB Helin Donovan, LLP (“PMB”) as its new independent registered public accounting firm. The engagement of PMB was approved by the Company’s Audit Committee and Board of Directors. During the Company’s two most recent fiscal years ended March 31, 2007 and 2006, and through December 7, 2007, neither the Company nor anyone acting on its behalf consulted with PMB regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that PMB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-X) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-X).

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

16.1                           Letter from Mintz & Partners LLP, dated December 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XPLORE TECHNOLOGIES CORP.

Date: December 10, 2007	By:	/s/ Michael J. Rapisand
Michael J. Rapisand
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from Mintz & Partners LLP, dated December 10, 2007